                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                 AMENDMENT TO
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 14, 2001



                               QUOKKA SPORTS, INC.
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             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)



           000-26311                                  94-3250045
   ---------------------------------------------------------------------------
   (Commission File Number)               (I.R.S. Employer Identification No.)



            525 Brannan Street, Third Floor, San Francisco, CA 94107
            --------------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (415) 908-3800
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              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 5.  OTHER EVENTS

THIS CURRENT REPORT ON FORM 8-K/A CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. THESE FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES. ACTUAL RESULTS AND DEVELOPMENTS MAY DIFFER MATERIALLY FROM THOSE DESCRIBED OR INCORPORATED BY REFERENCE IN THIS REPORT. FOR MORE INFORMATION ABOUT THE COMPANY AND RISKS ARISING WHEN INVESTING IN THE COMPANY, INVESTORS ARE DIRECTED TO THE COMPANY'S FILINGS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION, INCLUDING ITS MOST RECENT REPORT ON FORM 10-K AND 10-Q.

         On March 14, 2001, Quokka Sports, Inc. (the "Company"), NBC Olympics, Inc. ("NBC Olympics") and NBC/Quokka Ventures, LLC ("NQV") signed an amendment (the "NBC Amendment") to the Master Venture Agreement dated February 9, 1999 among the Company, NBC Olympics and NQV (the "Master Venture Agreement"). The NBC Amendment provides for, among other things, the expiration of the term of the Master Venture Agreement on May 1, 2001, unless the Company or NQV is able to enter into a strategic partnership or sale transaction with a party that is acceptable to NBC Olympics and the Salt Lake Organizing Committee for the Winter Olympic Games of 2002 ("SLOC"). Also on March 14, 2001, NQV and SLOC signed an amendment (the "SLOC Amendment", and together with the NBC Amendment, the "Amendments") to its existing letter agreement dated May 4, 2000 between NQV and SLOC, as amended (the "SLOC Letter Agreement"), which SLOC Letter Agreement grants to NQV the right to produce SLOC's official web site for the 2002 Olympics. The SLOC Amendment provides for, among other things, the expiration of the term of the SLOC Letter Agreement on May 1, 2001, unless conditions similar to those set forth in the NBC Amendment are satisfied.

         To be acceptable to NBC Olympics and SLOC, a strategic partner or buyer may not be a NBC competitor or an Olympic sponsor competitor. That partner or buyer would also need to assume or guarantee the Company's obligations under the Master Venture Agreement and the SLOC Letter Agreement, provide funding for NQV through the 2002 Olympic Games, demonstrate that it can meet agreed-upon financial covenants, demonstrate it has the capability to maintain the same standard of production, and have a market capitalization of at least $500 million if it is a publicly-traded company. Pursuant to the NBC Amendment and the SLOC Amendment, each of NBC and SLOC have agreed to provide an acceptable partner or buyer the right to obtain the rights to produce SLOC's official web site for the 2002 Olympics and NBC Olympic's official web site for the 2002 and 2004 Olympics upon terms similar to those in place with the Company and NQV prior to the effectiveness of the Amendments.

         The foregoing description is qualified in its entirety by reference to the NBC Amendment filed with this amendment as Exhibit 10.1, such exhibit is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

Exhibit
Number        Description
-------       -----------
10.1*         Amendment to the Master Venture Agreement by and among Quokka
              Sports, Inc., NBC Olympics, Inc. and NBC/Quokka Ventures, LLC
              dated as of March 14, 2001

  *Section 6 of the agreement has been revised to reflect the final agreement between the parties. All other sections of the agreement remain the same as the exhibit filed with the Company's report on Form 8-K dated March 16, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          QUOKKA SPORTS, INC.

                                          By:      /s/ Alvaro Saralegui
                                             -----------------------------------
                                          Alvaro Saralegui
                                          President and Chief Executive Officer

         Dated:   March 28, 2001

                                EXHIBIT INDEX

Exhibit
Number        Description
-------       -----------
10.1*         Amendment to the Master Venture Agreement by and among Quokka
              Sports, Inc., NBC Olympics, Inc. and NBC/Quokka Ventures, LLC
              dated as of March 14, 2001

  *Section 6 of the agreement has been revised to reflect the final agreement between the parties. All other sections of the agreement remain the same as the exhibit filed with the Company's report on Form 8-K dated March 16, 2001.